COLUMBIA FUNDS SERIES TRUST

Columbia Treasury Reserves

Supplement dated April 14, 2009 to the Prospectuses dated January 1, 2009, as supplemented

This Supplement provides new and additional information that supplements information contained in the prospectuses (the “Prospectuses”) referenced above and supersedes and replaces the previous Supplement dated January 1, 2009. This Supplement should be read in conjunction with the Prospectuses.

The Board of Trustees of Columbia Funds Series Trust (the “Trust”) has approved a modification of the terms of the temporary closing currently in effect for Columbia Treasury Reserves (the “Fund”), a series of the Trust, to permit existing shareholders to make additional investments in the Fund, effective April 15, 2009.

In connection with the above action, the prospectuses for all share classes of the Fund are hereby supplemented by including the following disclosure under the heading “Description of the Share Class – Share Class Features – Eligible Investors and Minimum Initial Investments” and under the heading “Opening an Account and Placing Orders – Buying Shares – Eligible Investors”:

As of January 6, 2009 (the “Closing Date”), the Fund is closed to purchases by new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to the Closing Date (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest any dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest directly with the Fund and trade on an omnibus basis which invested in the Fund as of the Closing Date, are treated as the investor for purposes of the closing and therefore may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or its transfer agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or its transfer agent and any money that the Fund or its transfer agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Shareholders should retain this Supplement for future reference.

INT-47/11817-0409